EXHIBIT 23(c)



                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement of NuCo2 Inc. on Form S-8 of our report dated November 16, 1994, appearing in the Registration Statement on Form SB-2 of NuCo2 Inc. filed on June 7, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



                                      /s/ Cooper, Selvin & Strassberg LLP
                                      ------------------------------------
                                      COOPER, SELVIN & STRASSBERG LLP




Great Neck, New York
June 21, 1996